Commitments, Contingent Liabilities and Other Tax Matters	12 Months Ended
Dec. 31, 2018
Commitments, Contingent Liabilities and Other Tax Matters
Commitments, Contingent Liabilities and Other Tax Matters

(17) Commitments, Contingent Liabilities and Other Matters

We lease portions of our banking premises and equipment under operating leases. Total rental expense for the years ended December 31, 2018, 2017 and 2016 were approximately $5,257,000,  $5,258,000 and $5,870,000, respectively. Future minimum lease payments due under non‑cancellable operating leases at December 31, 2018 were as follows:

Fiscal year ending:

Total
(in thousands)
2019	$3,443
2020	3,246
2021	2,272
2022	579
2023	212
Thereafter	275
Total	$10,027

It is expected that certain leases will be renewed as these leases expire. Aggregate future minimum rentals to be received under non‑cancellable sub‑leases greater than one year at December 31, 2018 were $82,690,000.

Cash of approximately $115,721,000 and $116,129,000 at December 31, 2018 and 2017, respectively, was maintained to satisfy regulatory reserve requirements.

We are involved in various legal proceedings that are in various stages of litigation. We have determined, based on discussions with our counsel that any material loss in such actions, individually or in the aggregate, is remote or the damages sought, even if fully recovered, would not be considered material to our consolidated statements of condition and related statements of income, comprehensive income, shareholders’ equity and cash flows. However, many of these matters are in various stages of proceedings and further developments could cause management to revise its assessment of these matters.